UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2008

BELO CORP.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8598 (Commission File Number)	75-0135890 (I.R.S. Employer Identification No.)

P. O. Box 655237 Dallas, Texas (Address of principal executive offices)	75265-5237 (Zip Code)
Registrant’s telephone number, including area code: (214) 977-6606
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On February 8, 2008, Belo Corp. (the “Company”) announced that it completed the distribution (the “Distribution”) of its newspaper businesses and related assets into a publicly-traded company called A. H. Belo Corporation (“A. H. Belo”). The Company distributed all of the shares of A. H. Belo Series A and Series B common stock to the Company’s shareholders of record as of January 25, 2008. The Company’s shareholders received 0.20 shares of A. H. Belo Series A common stock for every share of Belo Series A common stock, and 0.20 shares of A. H. Belo Series B common stock for every share of Belo Series B common stock. Shareholders will receive cash in lieu of fractional shares for amounts less than one full A. H. Belo share. A. H. Belo’s Series A common stock is listed on the New York Stock Exchange under the ticker symbol “AHC.”
     The Distribution was effected pursuant to the Separation and Distribution Agreement, dated as of February 8, 2008, between the Company and A. H. Belo (the “Separation and Distribution Agreement”), which provides, among other things, for the principal corporate transactions required to effect the Distribution and certain other agreements governing the Company’s relationship with A. H. Belo after the Distribution. A copy of the Separation and Distribution Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference.
     In connection with the Distribution, the Company entered into certain other agreements to govern the terms of the Distribution and to define the ongoing relationship between A. H. Belo and the Company following the Distribution, allocating responsibility for obligations arising before and after the Distribution, including obligations relating to taxes, employees, liabilities and certain transition services. Those agreements include:
•	The Tax Matters Agreement, dated as of February 8, 2008, between the Company and A. H. Belo (the “Tax Matters Agreement”). A copy of the Tax Matters Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

•	The Employee Matters Agreement, dated as of February 8, 2008, between the Company and A. H. Belo (the “Employee Matters Agreement”). A copy of the Employee Matters Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

•	The Services Agreement, dated as of February 8, 2008, between the Company and A. H. Belo (the “Services Agreement”). A copy of the Services Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets.
     The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.

Item 8.01. Other Events.
     On February 8, 2008, the Company issued a press release announcing the completion of the Distribution. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On February 8, 2008, Belo received a tax opinion from Locke Lord Bissell & Liddell LLP as to certain tax matters relating to the Distribution. A copy of the tax opinion is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

2.1	Separation and Distribution Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

10.1	Tax Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

10.2	Employee Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

10.3	Services Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

99.1	Press Release dated February 8, 2008

99.2	Tax Opinion dated February 8, 2008 of Locke Lord Bissell & Liddell LLP

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 12, 2008	BELO CORP.

	By:	/s/ Russell F. Coleman

Russell F. Coleman
Vice President/General Counsel

EXHIBIT INDEX

2.1	Separation and Distribution Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

10.1	Tax Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

10.2	Employee Matters Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

10.3	Services Agreement by and between Belo Corp. and A. H. Belo Corporation dated as of February 8, 2008

99.1	Press Release dated February 8, 2008

99.2	Tax Opinion dated February 8, 2008 of Locke Lord Bissell & Liddell LLP